                                  EXHIBIT 10-27
                                  -------------


                              AGREEMENT OF SUBLEASE

                                 BY AND BETWEEN

                       S.B. ASHLEY MANAGEMENT CORPORATION

                                       AS

                                   SUBLANDLORD

                                       AND

                               GENESEE CORPORATION

                                       AS

                                    SUBTENANT



                                  May 18, 2001

                               The Powers Building
                               16 West Main Street
                            Rochester, New York 14614

                                TABLE OF CONTENTS

                                                                                                               PAGE
    ARTICLE 1     PREMISES
         1.01     Premises........................................................................................1
         1.02     Definition of Building Common Areas.............................................................1

    ARTICLE 2     TERM OF SUBLEASE................................................................................1
         2.01     Term Commencement Date..........................................................................1
         2.02     Right of Termination............................................................................1
         2.03     Condition of Premises...........................................................................1
         2.04     Subtenant's Trade Fixtures and Personal Property................................................2

    ARTICLE 3     RENT, TAXES AND SUBLEASE YEAR...................................................................2
         3.01     Fixed Rent......................................................................................2
         3.02     Taxes...........................................................................................2
         3.03     Past Due Rent...................................................................................3
         3.04     Definition of Sublease Year and Partial Sublease Year...........................................4

    ARTICLE 4     ALTERATIONS.....................................................................................4
         4.01     Alterations, Additions and Improvements.........................................................4

    ARTICLE 5     USE OF PREMISES.................................................................................4
         5.01     Use of Premises.................................................................................4

    ARTICLE 6     OPERATING COSTS.................................................................................4
         6.01     Definitions.....................................................................................4
         6.02     Subtenant to Share Increases in Operating Costs.................................................5

    ARTICLE 7     REPAIRS.........................................................................................5
         7.01     Repairs.........................................................................................5
         7.02     Hazardous Materials.............................................................................6

    ARTICLE 8     INDEMNITY.......................................................................................6
         8.01     Indemnification by Subtenant....................................................................6

    ARTICLE 9     INSURANCE.......................................................................................7
         9.01     Liability Insurance.............................................................................7
         9.02     All Risks and Difference in Conditions Insurance................................................7
         9.03     Waiver of Subrogation...........................................................................7
         9.04     Subtenant's Property............................................................................7

    ARTICLE 10    FIRE AND OTHER CASUALTIES.......................................................................7

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                                                                 Page 113 of 141

         10.01    Untenantability.................................................................................7
         10.02    Loss of Property and Water Damage...............................................................8

    ARTICLE 11    EMINENT DOMAIN..................................................................................8
         11.01    Eminent Domain..................................................................................8



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

    ARTICLE 12    BANKRUPTCY AND DEFAULT PROVISIONS...............................................................8
         12.01    Conditional Limitations.........................................................................8
         12.02    Sublandlord's Remedies.........................................................................10

    ARTICLE 13    MECHANIC'S LIENS...............................................................................11
         13.01    Mechanic's Liens...............................................................................11

    ARTICLE 14    MORTGAGES, ASSIGNMENTS AND SUBLEASES...........................................................11
         14.01    Limitation on Subtenant's Rights...............................................................11

    ARTICLE 15    SUBORDINATION OF SUBLEASE......................................................................11
         15.01    Subordination to Mortgages and Ground Leases...................................................11

    ARTICLE 16    ENTRY TO PREMISES..............................................................................12
         16.01    Entry to Premises by Sublandlord...............................................................12

    ARTICLE 17    NOTICES AND CERTIFICATES.......................................................................12
         17.01    Notices and Certificates.......................................................................12
         17.02    Certificate by Subtenant.......................................................................12

    ARTICLE 18    COVENANT OF QUIET ENJOYMENT....................................................................13
         18.01    Covenant of Quiet Enjoyment....................................................................13

    ARTICLE 19    SERVICES.......................................................................................13
         19.01    Services.......................................................................................13
         19.02    Interruption of Service........................................................................13

    ARTICLE 20    CERTAIN RIGHTS TO SUBLANDLORD..................................................................13
         20.01    Certain Rights Reserved to Sublandlord.........................................................13

    ARTICLE 21    MISCELLANEOUS PROVISIONS.......................................................................14
         21.01    Holdover.......................................................................................14
         21.02    Limitation on Personal Liability...............................................................14
         21.03    No Representations by Sublandlord..............................................................15
         21.04    Sublease Binding...............................................................................15
         21.05    Force Majeure..................................................................................15
         21.06    Attornment by Subtenant........................................................................15
         21.07    Effect of Captions.............................................................................15
         22.08    Execution in Counterparts......................................................................15
         22.09    Law Governing, Effect and Gender...............................................................15
         22.10    Brokerage......................................................................................16
         22.11    Complete Agreement.............................................................................16
         22.12    Invalidity of Particular Provisions............................................................16

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                                                                 Page 115 of 141


         22.13    Execution of Sublease by Sublandlord...........................................................16

EXHIBIT "A" - Floor Plan (Premises)
EXHIBIT "B" - Rules and Regulations

AGREEMENT OF SUBLEASE
---------------------


         This Agreement of Sublease made this 18th day of May, 2001, by and between the following parties: S.B. ASHLEY MANAGEMENT CORPORATION, a New York corporation hereinafter referred to as the "Sublandlord," having an office at 16 West Main Street, Rochester, New York 14614, and GENESEE CORPORATION, a New York corporation with its principal office at 445 St. Paul Street, Rochester, New York 14605, hereinafter referred to as the "Subtenant."

                                    ARTICLE 1
                                    PREMISES

           1.01 PREMISES. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases and hires from Sublandlord those certain premises in The Powers Building (hereinafter called the "Building") which is located at 16 West Main Street in the City of Rochester, in the County of Monroe and State of New York, which premises are composed of 1,207 square feet of space, representing 1,042 square feet of office space and 165 square feet of AGREEMENT OF SUBLEASE shared common usage area, located on the 6th floor of the Building and are outlined as the shaded area on the floor plan attached hereto and made a part hereof as Exhibit "A" (said premises being hereinafter called the "Premises"), together with the right to use, in common with others, the Building Common Areas as hereinafter defined. Sublandlord reserves unto itself, its successors and assigns, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Premises in locations which will not materially interfere with Subtenant's use of the Premises. No right to use any part of the exterior of the Building and no easement for light or air are included in the Sublease of the Premises hereby made.

           1.02 DEFINITION OF BUILDING COMMON AREAS. "Building Common Areas" shall be defined to mean all areas, space, equipment, signs and special services provided by Sublandlord specifically for the Building or for the common or joint use and benefit of all the subtenants in the Building, their employees, agents, customers, visitors and other invitees, including without limitation, hallways, corridors, trash rooms, mechanical and electrical rooms, storage rooms, stairways, entrances, elevators, rest rooms, lobbies, stairs, loading docks, pedestrian walks, roofs and basements, janitor's and storage closets within the Building and all other common rooms and common facilities within the Building.

                                    ARTICLE 2
                                TERM OF SUBLEASE

           2.01 TERM COMMENCEMENT DATE. This Sublease shall commence on April 1, 2001 and shall end on the 30th day of September, 2003.

           2.02 RIGHT OF TERMINATION. Subtenant shall have the right to terminate this Sublease by delivering written notice of its intention to terminate ninety (90) days prior to said termination. Notice shall be delivered to Sublandlord as provided under Article 17, below.

           2.03 CONDITION OF PREMISES. Subtenant hereby agrees to accept Premises "as is." Subtenant's taking possession shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Subtenant took possession. At the termination of this Sublease, Subtenant shall return the Premises broom-clean and in as good condition as when Subtenant took possession, ordinary wear and tear, or loss by fire or other casualty excepted, failing which the Sublandlord may restore the Premises to such condition and Subtenant shall the cost thereof.

           2.04 SUBTENANT'S TRADE FIXTURES AND PERSONAL PROPERTY. Upon expiration or sooner termination of this Sublease, Subtenant shall remove all of its trade fixtures and other property from the Premises and shall promptly repair any damage caused to the Premises or to the Building by such removal. If the Subtenant fails to so remove any trade fixtures or other property of Subtenant prior to vacating the Premises, such fixtures and/or other property shall be deemed abandoned by Subtenant and shall become the property of Sublandlord or, at Sublandlord's option, Sublandlord may cause the fixtures or property to be removed at Subtenant's expense.

                                    ARTICLE 3
                          RENT, TAXES AND SUBLEASE YEAR

           3.01 FIXED RENT. Subtenant agrees to pay to Sublandlord at the offices of Sublandlord, or at such other place designated by Sublandlord, without any prior demand therefor and without any deduction or set-off whatsoever, as follows:

                  Base Rent                 $12.95 per square foot

                  Fixed Utilities           $   .75 per square foot
                                            -------

                  Total Fixed Rent          $13.70 per square foot

For a total annual fixed rent of $16,535.90, payable on or before the first day of each month in installments in the amount of $1,377.99.

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                                                                 Page 118 of 141


           If the term shall commence or terminate upon a day other than the first (or in the case of termination the last) day of a calendar month, Subtenant shall pay, upon the Term Commencement Date, and on the first day of the last calendar month, a prorata portion of the Fixed Rent for the first and last fractional calendar month, respectively, prorated on a per diem basis with respect to such fractional calendar month.

           3.02 TAXES.

           (a) Sublandlord shall in the first instance, pay to the Landlord and building owner, P.B. Associates, L.P., all "Building Taxes" as hereinafter defined, pursuant to the Agreement of Lease by and between P.B. Associates, L.P. and Sublandlord, dated March 15, 1996.

           The term "Building Taxes" shall be deemed to include all real property taxes (which shall be deemed to include all property taxes and assessments, water and sewer rents, rates and charges, parking and environmental surcharges and any other governmental charges, general and special, ordinary and extraordinary), which may be levied or assessed by any lawful authority against the Building and the Building Common Areas. The amounts required to be paid by Sublandlord or any Subtenant or occupant of the Building pursuant to any Payment in Lieu of Tax Agreement entered into with a taxing authority having jurisdiction over the Building shall be considered for the purposes of this Sublease to be included within the definition of Building Taxes.

                  (b) During the term of this Sublease, Subtenant agrees to pay to Sublandlord as additional rent 14.96% (hereinafter called "Subtenant's Allocable Share") of the amount by which Building Taxes payable by Sublandlord under paragraph 3.02(a) above for each "Sublease Year", as defined in paragraph
3.04 below, exceed said Building Taxes payable during the Tax Base Year as hereinafter defined. The term "Tax Base Year" for purposes of this Sublease shall mean the tax year 1996-1997 for school taxes and the tax year 1996 for all other building taxes, as set forth in the Agreement of Lease by and between P.B. Associates, L.P. and Sublandlord dated March 15, 1996. At the beginning of each Sublease Year, Sublandlord will submit to Subtenant Sublandlord's estimate of the increases in Building Taxes for the following Sublease Year. Within ten (10) days after receipt of such estimate, (and thereafter on the first day of each month without invoice) Subtenant shall pay to Sublandlord an amount equal to one-twelfth (1/12) of Subtenant's Allocable Share of such estimated increase. At the end of each Sublease Year or partial Sublease Year, Sublandlord will furnish to Subtenant a statement setting forth the actual Building Taxes payable during such Sublease Year, comparing such actual Building Taxes with the Building Taxes for the Tax Base Year and also comparing Subtenant's Allocable Share of the increase as estimated by Sublandlord and paid by Subtenant with Subtenant's Allocable Share of the actual increase in Building Taxes for such Sublease Year. Any overpayment or underpayment by Subtenant shall be promptly adjusted by payment within fifteen (15) days of the balance of any underpayment for such year by Subtenant to Sublandlord, or by Sublandlord to Subtenant of the balance of any overpayment for such year, or at Sublandlord's election by applying such overpayment by Subtenant as a credit to the next succeeding monthly installments of increases in Building Taxes, or to offset any then existing monetary default by Subtenant under this Sublease. A copy of a tax bill or assessment bill submitted by Sublandlord to Subtenant shall at all times be sufficient evidence of the amount of Building Taxes levied or assessed against the property to which such bill relates.

           (c) Subtenant shall at all times be responsible for and pay, before delinquency, all municipal, county, state or federal taxes assessed against its leasehold interest or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Premises.

           (d) Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise, surcharge and/or assessment (other than a tax on net rental income or franchise tax) upon or against the rents payable by Subtenant to Sublandlord, or upon or against the Building or the Building Common Areas, either by way of substitution for or in addition to any existing tax on land or buildings or otherwise, Subtenant shall be responsible for and shall pay Subtenant's Allocable Share of such tax, excise, surcharge and/or assessment in the manner provided in subparagraph (b) above.

           (e) Sublandlord may seek a reduction in the assessed valuation (for real estate tax purposes) of the Building in which the Premises are situate by administrative or legal proceeding. Subtenant shall pay to Sublandlord Subtenant's Allocable Share of Sublandlord's costs for said proceedings including but not limited to, special counsel, counsel's reimbursable expenses, and special appraisers if required. In the event that the assessed valuation of the Building is reduced as aforementioned or in any other manner, all future computations of Subtenant's Allocable Share of Building Taxes shall be made with respect to the new assessed valuation. Upon receipt of any refund resulting from any proceeding for which Subtenant has paid Subtenant's Allocable Share of Sublandlord's costs and has paid Subtenant's Allocable Share of excess Building Taxes under paragraph 3.02(b) above, Sublandlord shall recompute the amount that would have been due from Subtenant and pay to Subtenant the amount by which Building Taxes originally paid by Subtenant exceed such recomputed amount.

           3.03 PAST DUE RENT. If, during the term of this Sublease, Subtenant shall fail to pay any installment of Fixed Rent or additional rent or any other charge hereunder when the same is due and payable, Subtenant shall pay to Sublandlord, in addition to such installment of Fixed Rent or additional rents or any other charge, without notice or demand by Sublandlord, a sum equal to four percent (4%) of the payment due, said additional sum payable as herein required being the agreed liquidated damages for Subtenant's late payment of any installment not paid when due. If Subtenant's failure to pay any such installment continues for more than thirty (30) days from the original date such installment was due, Sublandlord shall have the right to impose as additional liquidated damages a sum equal to ten percent (10%) of the amount then due. Nothing contained in this paragraph 3.03 shall be construed to be a limitation of or in substitution of Sublandlord's rights and remedies under Article 13. Any payments by Subtenant to

Sublandlord shall first be applied to satisfy any past due rent charges under this Section before being applied for any other purposes.

           3.04 DEFINITION OF SUBLEASE YEAR AND PARTIAL SUBLEASE YEAR. The term "Sublease Year" is defined to mean a period of twelve (12) consecutive calendar months, the first full Sublease Year commencing on the first day of January following the Term Commencement Date, and each succeeding Sublease Year commencing on the anniversary of the commencement of the first full Sublease Year. Any portion of the term which is less than a Sublease Year shall be deemed a "Partial Sublease Year", and computations requiring proration shall be prorated on a per diem basis using a 365-day year.

                                    ARTICLE 4
                                   ALTERATIONS

           4.01 ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Subtenant shall not make any alterations, additions or improvements in or to the Premises without the prior written consent of Sublandlord, which consent will not be unreasonably withheld or delayed. Subtenant shall not make nor permit any defacement, injury or waste in, to or about the Premises or any part of the Building. Subtenant agrees that any improvements as may be installed within the Premises by Subtenant pursuant to this paragraph 4.01 shall, at the option of Sublandlord, remain as part of the Premises at the expiration of the Sublease or any extension or renewal thereof. Sublandlord, however, shall have the right to require Subtenant to remove any alterations, additions or improvements so made. Subtenant shall, at its expense, repair or cause to be repaired any damage to the Premises caused by such removal.

                                    ARTICLE 5
                                 USE OF PREMISES

           5.01 USE OF PREMISES. Subtenant agrees to use the Premises for general office purposes and for no other purpose whatsoever. Subtenant further agrees to comply with the rules and regulations set forth in Exhibit "B" attached hereto and made a part hereof, and with such reasonable modifications thereof and additions thereto as Sublandlord may hereafter from time to time make for the Building and the Building Common Areas.

                                    ARTICLE 6
                                 OPERATING COSTS

           6.01 DEFINITIONS. The term "Operating Costs" shall be deemed to include the costs, as incurred by Sublandlord, of operating and maintaining the Building and the Building Common Areas, including, but without limiting the generality of the foregoing, the cost of: management fees that Sublandlord is obligated to pay in connection with the management and leasing of the Building, janitorial and cleaning services (which shall be deemed to include labor, materials and supplies for cleaning any office space in the Building, whether or not subleased to subtenants, including the Premises); insurance premiums, repairs to the Building and roof; painting and caulking; refinishing; glass repair; the maintenance and repair of lighting, utilities, sanitary control facilities, and heating, ventilating and air-conditioning systems and equipment; removal of snow, ice, trash, waste and refuse in compliance with any and all recycling laws, rules and regulations imposed by the municipality in which the Building is located; fire and security protection; the cost, as reasonably amortized by Sublandlord, with annual interest at the prime rate in existence at the time of completion of the improvement, of any capital improvement made after calendar year 1997 in compliance with the requirements of any federal, state or local law or governmental regulation; maintenance, replacement and rental of signs and equipment; depreciation of the capital cost of any machinery and equipment used in connection with the operation and maintenance of the Building Common Areas; repair and/or replacement of on-site water lines, sanitary and storm sewer lines; personnel costs and management fee; holiday and other decorations; and related costs to implement such services.

           Operating Costs shall not include franchise or income taxes imposed on Sublandlord, or the cost to Sublandlord for any work or service performed in any instance for any subtenant (including Subtenant) at the cost of such subtenant, or the cost of improvements performed for subtenants as Sublandlord's work.

           6.02 SUBTENANT TO SHARE INCREASES IN OPERATING COSTS.

           (a) The "Base Year Period" of this Sublease shall be defined as twelve (12) consecutive calendar months commencing on June 1, 1996 and ending May 31, 1997, pursuant to the original Lease Agreement by and between P.B. Associates, L.P. and Sublandlord dated March 15, 1996.

           (b) Subtenant agrees to pay to Sublandlord, as additional rent, monthly (or less frequently as Sublandlord shall determine) within ten (10) days after receipt of Sublandlord's estimate therefor (and thereafter on the first day of each month without invoice) an amount equal to one-twelfth (1/12) of Subtenant's Allocable Share of the estimated amount by which Operating Costs for each "Sublease Year" exceed the Operating Costs for the "Base Year Period."

           (c) Following the end of each "Sublease Year" (or Partial Sublease
Year), Sublandlord shall furnish to Subtenant a comparative statement showing Subtenant's Allocable Share of the Operating Costs during such year and the amounts paid by Subtenant (based on Sublandlord's estimate of increases in Operating Costs) attributable to such year. Any overpayment or underpayment by Subtenant shall be promptly adjusted by payment, within fifteen (15) days, of the balance of any underpayment for such year by Subtenant to Sublandlord, or by Sublandlord to Subtenant of the balance of any overpayment for such year, or at Sublandlord's election by applying such overpayment by Subtenant as a credit to succeeding monthly installments of increases in Operating Costs, or to offset any then existing monetary default by Subtenant under this Sublease. Sublandlord and Subtenant shall use their best efforts to minimize such costs of operation, management and maintenance in a manner consistent with generally accepted office building practices.

                                    ARTICLE 7
                                     REPAIRS

           7.01 REPAIRS. Subtenant shall give to Sublandlord prompt notice of any damage to, or defective condition in any part of or appurtenance to the Building's plumbing, electrical, heating, air-conditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of Article 10, Subtenant shall, at Subtenant's own expense, keep the Premises, including everything therein (except the heating and air-conditioning systems), in good order, condition and repair during the term.

           Subtenant, at Subtenant's expense, shall comply with all laws or ordinances, and all rules and regulations of all governmental authorities and of all insurance company directives at any time in force, applicable to the Premises or to Subtenant's use thereof, except that Subtenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, Subtenant, or is required by reason of a breach of any of Subtenant's covenants and agreements hereunder. All repairs, the estimated cost of which exceeds $500.00, made by Subtenant shall be made using contractors approved by Sublandlord, which approval shall not be unreasonably withheld. If Subtenant fails or neglects to comply with any laws or ordinances, rules and regulations of any governmental authority or insurance company directives as herein required of Subtenant, then Sublandlord or its agents may enter the Premises and make said repairs and comply with any laws or ordinances, or the rules and regulations of any governmental authority or insurance company directives at the cost and expense of the Subtenant and in case Subtenant fails to pay therefor upon notice within five (5) days thereafter, the said cost and expenses shall be added to the next month's installment of Fixed Rent and be due and payable as such or Sublandlord may deduct the same from any balance remaining in Sublandlord's hands. This provision is in addition to the right of Sublandlord to terminate this Sublease by reason of default on the part of Subtenant.

           7.02 HAZARDOUS MATERIALS. Subtenant shall, at all times, comply with all local and federal laws, rules and regulations governing the use, handling and disposal of Hazardous Materials in the Premises including, but not limited to Section 1004 of the Federal Reserve Conservation and Recovery Act, 42 U.S.C.
Section 6901 et seq. (42 U.S.C. Section 6903) and any additions, amendments, or modifications thereto. As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste including but not limited to petroleum products, which is, or becomes, regulated by any local or state government authority in which the Premises is located or the United States Government. Sublandlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Subtenant is complying with the terms of this Section. If Subtenant is not in compliance with this Section, Sublandlord shall have the right to immediately enter upon the Premises and take whatever actions reasonably necessary to comply including, but not limited to, the removal of the Premises of any Hazardous Materials and the restoration of the Premises to a clean, neat, attractive, healthy and sanitary condition. Subtenant shall pay all such costs incurred by Sublandlord within ten (10) days of receipt of a bill therefor.

                                    ARTICLE 8
                                    INDEMNITY

           8.01 INDEMNIFICATION BY SUBTENANT. Subtenant does hereby indemnify Sublandlord (and such other persons as are in privity of estate with Sublandlord) and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, from or out of the occupancy or use by Subtenant of the Premises and/or the Building Common Areas or any part thereof, or occasioned wholly or in part by any act or omission of Subtenant, its agents, contractors, employees, lessees or concessionaires. In case Sublandlord (and such other persons as are in privity of estate with Sublandlord) shall, without fault on its part, be made a party to any litigation commenced by or against Subtenant, then Subtenant agrees to protect and hold Sublandlord harmless and to pay all costs, expenses and reasonable attorney's fees incurred or paid by Sublandlord in connection with such litigation. Subtenant agrees also to pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by Sublandlord in enforcing the covenants and agreements in this Sublease.

                                    ARTICLE 9
                                    INSURANCE

           9.01 LIABILITY INSURANCE. At all times during the term of this Sublease, Subtenant shall, at its sole cost and expense, maintain personal injury and property damage liability insurance, naming the Sublandlord as an additional insured party, against claims for personal injury, death or property damage occurring on, in or about the Premises during the term of this Sublease of not less than One Million Dollars ($1,000,000.00) with respect to personal injury, death or property damage, and including general liability coverage. In the event that Subtenant shall not have delivered to Sublandlord a certificate evidencing such insurance on or before the Term Commencement Date and fifteen
(15) days prior to the expiration dates of each expiring policy, Sublandlord may obtain such insurance as it may reasonably require to protect its interest, and the cost for such policies shall be paid by Subtenant to Sublandlord as additional rent upon demand.

           9.02 ALL RISKS AND DIFFERENCE IN CONDITIONS INSURANCE. At all times during the term of this Sublease, Sublandlord shall keep the Building insured for the benefit of Sublandlord against loss or damage by risks now or hereafter embraced by "All Risks" and against such other risks as Sublandlord from time to time reasonably may designate in amounts sufficient to prevent Sublandlord from becoming a co-insurer.

           9.03 WAIVER OF SUBROGATION. Each party hereto hereby waives on behalf of the insurers of such party's property, any and all claims or rights of subrogation of any such insurer against the other party hereto for loss of or damage to the property so insured other than loss or damage resulting from the willful act of such other party, and each party hereby agrees to maintain insurance upon its property, it being understood, however, (a) that such waiver shall be ineffective as to any insurer whose policy of insurance does not authorize such waiver, (b) that it shall be the obligation of each party seeking the benefit of the foregoing waiver to request the other party (i) to submit copies of its insurance, and (ii) in case such waiver results in an additional charge from the insurer thereunder, the additional charge for such waiver shall be paid by the party requesting the benefit of said waiver; and (c) that no party shall be liable to the other under clause (b) hereof except for willful failure to comply with any request pursuant to said clause (b).

           9.04 SUBTENANT'S PROPERTY. At all times during the term of this Sublease, Subtenant shall, at Subtenant's sole cost and expense, carry "all-risk" insurance coverage for Subtenant's trade fixtures, furnishings, equipment and other personal property of Subtenant.

                                   ARTICLE 10
                            FIRE AND OTHER CASUALTIES

           10.01 UNTENANTABILITY. If the Premises are made untenantable in whole or in part by fire or other casualty, the Fixed Rent, additional rent and other charges, until repairs shall be made or the Sublease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by Subtenant, if, but only if, such fire or other casualty not be caused by Subtenant's fixtures or equipment or by fault or negligence of Subtenant, its contractors, agents or employees. If such damage shall be so extensive that the Premises cannot be restored by Sublandlord within a period of nine (9) months, either party shall have the right to cancel this Sublease by notice to the other given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this paragraph, this Sublease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Sublease. If this Sublease is not so terminated, Sublandlord will promptly (taking into account the time necessary to obtain required permits and approvals and the time necessary to effectuate a satisfactory settlement with Sublandlord's insurance company) restore the damage insured by Sublandlord pursuant to paragraph 9.02. Subtenant hereby expressly waives the provisions of
Section 227 of the New York Real Property Law and agrees that the foregoing provisions of this paragraph 10.01 shall govern and control in lieu thereof.

           10.02 LOSS OF PROPERTY AND WATER DAMAGE. Sublandlord shall not be responsible to Subtenant for any loss or theft of property in or from the Premises, or for any loss or theft or damage of or to any property left with any employee of Sublandlord, however occurring. Sublandlord shall not be liable for any damage caused by water, rain, snow or ice, or by breakage, stoppage or leakage of water, gas, heating, air-conditioning, sewer or other pipes or conduits, or arising from any other cause, in, upon, about or adjacent to the Premises or the Building.

                                   ARTICLE 11
                                 EMINENT DOMAIN

           11.01 EMINENT DOMAIN.

           (a) In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Sublease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title, and Sublandlord shall be entitled to receive the entire award, Subtenant hereby assigning to Sublandlord Subtenant's interest therein, if any.

           (b) In the event that title to a part of the Building other than the Premises shall be so condemned or taken, and if in the opinion of Sublandlord, the Building should be restored in such a way as to alter the Premises materially, Sublandlord may terminate this Sublease and the term and estate hereby granted by notifying Subtenant of such termination within sixty (60) days following the date of vesting of title, and this Sublease and the term and estate hereby granted shall expire on the date specified in the notice of termination, which date shall be not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Sublease, and the Fixed Rent, additional rent, and other charges hereunder shall be apportioned as of such date. In such event, Subtenant shall not be entitled to any portion of Sublandlord's award hereunder, if any, nor shall Subtenant have any claim against Sublandlord for the value of the unexpired portion of the term.

                                   ARTICLE 12
                        BANKRUPTCY AND DEFAULT PROVISIONS

           12.01 CONDITIONAL LIMITATIONS. This Sublease and the demised term are subject to the limitation that if, at any time prior to or during the term, any one or more of the following events (herein called an "event of default") shall occur, that is to say:

           (a) If Subtenant shall make an assignment for the benefit of its creditors; or

           (b) If the subleasehold estate hereby created shall be taken on execution or by other process of law; or

           (c) If any petition shall be filed against Subtenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement, or insolvency proceedings, and Subtenant shall thereafter be adjudicated bankrupt, or such petition shall be approved by the court, or the court shall assume jurisdiction of the subject matter and if such proceedings shall not be dismissed within ninety (90) days after the institution of the same, or if any such petition shall be so filed by the Subtenant; or

           (d) If in any proceedings a receiver or trustee be appointed for Subtenant's property, and such receivership or trusteeship shall not be vacated or set aside within ninety (90) days after the appointment of such receiver or trustee; or

           (e) If Subtenant shall vacate or abandon the Premises and permit the same to remain unoccupied or closed for business for more than thirty (30) days; or

           (f) If Subtenant shall fail to pay any installment of the Fixed Rent or any part thereof when the same shall become due and payable, and such failure shall continue for ten (10) days after notice from Sublandlord; or

           (g) If Subtenant shall fail to pay any other charge required to be paid by Subtenant hereunder, and such failure shall continue for ten (10) days after notice thereof from Sublandlord to Subtenant; or

           (h) If Subtenant shall fail to perform or observe any other requirement of this Sublease (not hereinbefore in this paragraph specifically referred to) on the part of Subtenant to be performed or observed, and such failure shall continue for thirty (30) days after notice thereof from Sublandlord to Subtenant;

then, upon the happening of any one or more of the aforementioned events of default, and the expiration of the period of time prescribed above, Sublandlord may give Subtenant a notice (hereinafter called "notice of termination") of its intention to end the term of this Sublease at the expiration of five (5) days from the date of service of such notice of termination, and at the expiration of such five (5) days, this Sublease and the term hereof, as well as all of the right, title and interest of Subtenant hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such five (5) day period were the date originally specified herein for the expiration of this Sublease and the demised term, and Subtenant shall then quit and surrender the Premises to Sublandlord, but Subtenant shall remain liable as hereinafter provided in Section 12.02.

           If the Sublandlord shall not be permitted to terminate this Sublease as hereinabove provided because of Title 11 of the United States Code, as amended, related to Bankruptcy (the "Bankruptcy Code"), then Subtenant or any trustee for Subtenant agrees promptly, within no more than fifteen (15) days after the request of Sublandlord to the

Bankruptcy Court, to assume or reject this Sublease , and Subtenant agrees not to seek or request any extension or adjournment of any application to assume or reject this Sublease so made by Sublandlord. In such event, Subtenant or any trustee for Subtenant may only assume this Sublease if it (1) cures or provides adequate assurance that the trustee will promptly cure any default hereunder,
(2) compensates or provides adequate assurance that the Subtenant will promptly compensate Sublandlord for any actual pecuniary loss to Sublandlord resulting from Subtenant's default, and (3) provides adequate assurance of future performance under this Sublease by Subtenant. In no event after the assumption of this Sublease by Subtenant or any trustee for Subtenant shall any then existing default remain uncured for a period in excess of ten (10) days. Adequate assurance of future performance of this Sublease shall include, without limitation, adequate assurance (a) of the source of the Fixed Rent required to be paid to Sublandlord hereunder, and (b) that the assumption or any permitted assignment of this Sublease will not constitute a breach of any provision of this Sublease.

           12.02 SUBLANDLORD'S REMEDIES.

           (a) If this Sublease shall be terminated as provided in paragraph 12.01, Sublandlord or Sublandlord's agents or employees may immediately or at any time thereafter re-enter the Premises and remove therefrom Subtenant, its agents, employees, licensees, and any subtenants and other persons, firms or corporations, and all or any of its or their property therefrom either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution or damages therefore, and repossess and enjoy the Premises, together with all alterations, additions and improvements thereto.

           (b) In case of any such termination, re-entry or dispossession by summary proceedings or otherwise, the rents and all other charges required to be paid up to the time of such termination, re-entry or dispossession, shall be paid by Subtenant, and Subtenant shall also pay to Sublandlord all expenses which Sublandlord may then or thereafter incur for legal expenses, attorneys' fees, brokerage commissions and all other costs paid or incurred by Sublandlord for restoring the Premises to good order and condition and for altering and otherwise preparing the same for reletting thereof. Sublandlord may, at any time and from time to time, relet the Premises, in whole or in part, for any rental then obtainable either in its own name or as agent of Subtenant, for a term or terms which, at Sublandlord's option, may be for the remainder of the then current term of this Sublease or for any longer or shorter period.

           (c) If this Sublease be terminated as aforesaid, Subtenant nevertheless covenants and agrees, notwithstanding any entry or re-entry by Sublandlord, whether by summary proceedings, termination, or otherwise, to remain liable for all rent and additional rent due under this Sublease and all cost expenses and attorneys' fees to enforce this Sublease . At its option, Sublandlord may accelerate the payment of all Fixed Rent and additional rent due hereunder to be immediately due and payable. In the event the Premises be relet by Sublandlord, Subtenant shall be entitled to a credit in the net amount of rent received by Sublandlord in reletting the Premises after deduction of all expenses and costs incurred or paid as aforesaid in reletting the Premises and in collecting the rent in connection therewith. As an alternative, at the election of Sublandlord, Subtenant shall pay to Sublandlord as damages, such a sum as at the time of such termination represents the amount of the then present value of the total Fixed Rent and additional rent and other benefits which would have accrued to Sublandlord under this Sublease for the remainder of the term (including all renewal terms whether or not Subtenant had elected to renew) if the Sublease terms had been fully complied with by Subtenant.

           (d) No failure by Sublandlord to insist upon the strict performance of any covenant, agreement, term or condition of this Sublease or to exercise any right or remedy consequent upon the breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Sublease, but each and every covenant, agreement, term and condition of this Sublease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the monthly installments of rent or additional rent stipulated in this Sublease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed any accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such rent or to pursue any other remedy provided by this Sublease.

           (e) Each right or remedy of Sublandlord provided for in this Sublease shall be cumulative and shall be in addition to every other right or remedy provided for in this Sublease, or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 13
                                MECHANIC'S LIENS

           13.01 MECHANIC'S LIENS. Subtenant agrees to pay when due all sums of money that may become due for, or purporting to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished or to be furnished to or for Subtenant in, upon or about the Premises and/or Sublandlord's interest therein.

                                   ARTICLE 14
                      MORTGAGES, ASSIGNMENTS AND SUBLEASES

           14.01 LIMITATION ON SUBTENANT'S RIGHTS. Except as hereinafter otherwise provided, during the term of this Sublease, neither this Sublease nor the interest of Subtenant in this Sublease , or in any sublease, or in any rentals under any sublease shall be sold, assigned, transferred, mortgaged, pledged, hypothecated or otherwise disposed of, whether by operation of law or otherwise, unless Sublandlord's prior written consent is obtained in each case, nor shall the Premises be sublet in any case unless such prior written consent is obtained.

           Any assignment, mortgage, pledge, sublease or hypothecation of this Sublease, or of the interest of Subtenant hereunder, without full compliance with any and all requirements set forth in this Sublease shall be a breach of this Sublease and a default hereunder, shall be null and void, and shall confer no rights upon any third party.

                                   ARTICLE 15
                            SUBORDINATION OF SUBLEASE

           15.01 SUBORDINATION TO MORTGAGES AND GROUND LEASES. This Sublease and all the rights of Subtenant hereunder and shall be subject and subordinate to the lien of any ground or underlying Leases and to any mortgage or mortgages, whether fee or leasehold mortgages, which may now or hereafter affect the Premises or the Building or the land under the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof, and advances thereunder. Specifically, this Sublease is subordinate to the Agreement of Lease by and between P.B. Associates, L.P. as Landlord, and S.B. Ashley Management Corporation (formerly Sibley Real Estate Services, Inc.) as Tenant, dated March 15, 1996, and any amendment or modification thereof.

           Subtenant will not do, suffer or permit any act, happening or occurrence or any condition to occur or remain which may be prohibited under the terms or provisions of any ground or underlying sublease or mortgage to which this Sublease is subject or which will create a default thereunder except that Subtenant shall not be obligated to pay the principal indebtedness or any installment thereof or interest thereon.

                                   ARTICLE 16
                                ENTRY TO PREMISES

           16.01 ENTRY TO PREMISES BY SUBLANDLORD. Sublandlord shall have the right to enter the Premises at all reasonable times after notice for the purposes of:

           (a) inspecting the same, and/or

           (b) making any repairs to the Premises and performing any work therein that may be necessary by reason of Subtenant's default under the terms of this Sublease continuing beyond any applicable period of grace, and/or

           (c) exhibiting the Premises for the purpose of sale, ground sublease or mortgage.

                                   ARTICLE 17
                            NOTICES AND CERTIFICATES

           17.01 NOTICES AND CERTIFICATES. Any notice, statement, certificate, request or demand required or permitted to be given under this Sublease shall be in writing sent either by an overnight express mail service (such as Federal Express) or by registered or certified mail, postage prepaid, return receipt requested, addressed, as the case may be, to Sublandlord at the address shown at the beginning of this Sublease, with a copy to Diana B. Foti, Esq., Evans & Fox, LLP, 95 Allens Creek Road, Suite 103, Rochester, New York 14618 and to Subtenant at the address shown at the beginning of this Sublease until the Term Commencement Date of the Sublease and thereafter to the address of the Premises or to such other addresses as Sublandlord or Subtenant shall designate in the manner herein provided. Such notice, statement, certificate, request or demand shall be deemed to have been given on the date mailed as aforesaid by such express mail service or on the date deposed in any post office or branch post office regularly maintained by the United States Government, except for notice of change of address or revocation of a prior notice, which shall only be effective upon receipt or refusal to accept receipt of such notice.

           17.02 CERTIFICATE BY SUBTENANT. Within fifteen (15) days after request by Sublandlord, Subtenant, from time to time and without charge, shall deliver to Sublandlord or to a person, firm or corporation, specified by Sublandlord, a duly executed and acknowledged instrument certifying:

           (a) that this Sublease is unmodified and in full force and effect, or if there has been any modification, that the Sublease is in full force and effect, as modified, and identifying the date of any such modification, and

           (b) whether Subtenant knows or does not know, as the case may be, of any default by Sublandlord in the performance by Sublandlord of the terms, covenants, and conditions of this Sublease, and specifying the nature of such defaults, if any, and

           (c) whether or not there are any then existing setoffs or defenses by Subtenant to the enforcement by Sublandlord of the terms, covenants, and conditions of this Sublease and any modification thereof, and if so, specifying them, and

           (d) the date to which the Fixed Rent has been paid.

                                   ARTICLE 18
                           COVENANT OF QUIET ENJOYMENT

           18.01 COVENANT OF QUIET ENJOYMENT. Subtenant, subject to the terms and provisions of this Sublease, on payment of the rent and observing, keeping and performing all the terms and provisions of this Sublease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold and enjoy the Premises during the term hereof on and after the Term Commencement Date without hindrance or ejection by Sublandlord and any persons lawfully claiming under Sublandlord, subject nevertheless to the terms and conditions of this Sublease and to any ground or underlying lease or sublease and/or mortgage(s); but it is understood and agreed that this covenant, and any and all other covenants of Sublandlord contained in this Sublease shall be binding upon Sublandlord and its successors only with respect to breaches occurring during its and their respective ownership of Sublandlord's interest hereunder.

                                   ARTICLE 19
                                    SERVICES

           19.01 SERVICES. During the term of this Sublease, while Subtenant is not in default hereunder, Sublandlord shall furnish to the Premises electricity, lighting, heating, ventilating, air conditioning, elevator service and water to the plumbing fixtures, if any, on Monday through Friday from 8:00 a.m. to 6:00 p.m. and on Saturday from 8:30 a.m. to 1:00 p.m., principal legal holidays excepted. Sublandlord shall also furnish janitorial services consisting of cleaning floors, removing waste paper each business day and window cleaning.

           19.02 INTERRUPTION OF SERVICE. No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Premises, the Building or its appurtenances. There shall be no diminution or abatement of rent or any other compensation for interruption or curtailment of any service or utility herein expressly or impliedly agreed to be furnished by Sublandlord when such interruption or curtailment shall be due to accident, alterations, repairs (desirable or necessary), or to inability or difficulty in securing supplies or labor, or to some other cause not resulting from gross negligence on the part of Sublandlord. No such interruption or curtailment shall be deemed a constructive eviction. Subtenant agrees that Sublandlord shall not be responsible for interruption of utility service caused by any utility company or governmental regulatory agency.

                                   ARTICLE 20
                          CERTAIN RIGHTS TO SUBLANDLORD

           20.01 CERTAIN RIGHTS RESERVED TO SUBLANDLORD. Sublandlord reserves the following rights:

           (a) To name the Building and to change the name or street address of the Building;

           (b) To install - and maintain a sign or signs on the exterior or interior of the Building;


           (c) During the last ninety (90) days of the term, or during or prior to that time if Subtenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the

Premises for reoccupancy, including the placing of a notice of reasonable size on or in the Premises offering the Premises "For Rent" or "For Sublease," all without affecting Subtenant's obligation to pay rental for the Premises;

           (d) To constantly have pass keys to the Premises;

           (e) At any time in the event of an emergency, or otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Sublandlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority.

           (f) At any reasonable time and from time to time throughout the term of the Sublease to show the Premises to persons wishing to rent same or to purchase the Building.

                                   ARTICLE 21
                            MISCELLANEOUS PROVISIONS

           21.01 HOLDOVER. Should Subtenant continue to occupy the Premises after the expiration of the term hereof, termination of this Sublease or after a forfeiture incurred, and if Sublandlord consents to such continued occupancy, such tenancy shall be from month to month, and such month-to-month tenancy shall be under all the terms, covenants and conditions of this Sublease, except at double the monthly rent reserved herein.

           21.02 LIMITATION ON PERSONAL LIABILITY.

           (a) It is understood and agreed that Subtenant shall look solely to the estate and property of Sublandlord in the Building for the satisfaction of Subtenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Sublandlord in the event of any default or breach by Sublandlord with respect to any of the terms, covenants and conditions of this Sublease to be observed and/or performed by Sublandlord and any other obligation of Sublandlord created by or under this Sublease, and no other property or assets of Sublandlord or of its partners, beneficiaries, co-subtenants, shareholders, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures.

           (b) The term "Sublandlord" as used in subparagraph 21.02(a) above and throughout this Sublease, so far as covenants and agreements on the part of Sublandlord are concerned, shall be limited to mean and include only S.B. Ashley Management Corporation. Further, in the event of any transfer or transfers of the title to the Sublease and/or the Building, Sublandlord herein named (and in case of any subsequent transfers or conveyances, the then grantor), including each of its partners, beneficiaries, co-subtenants, shareholders, or principals (as the case may be), shall be automatically freed and relieved from and after the date of such transfer and conveyance of all liability as respects the performance of any covenants and agreements on the part of Sublandlord. Sublandlord or the grantor shall turn over to the grantee all monies and security, if any, then held by Sublandlord or such grantor on behalf of Subtenant, Sublandlord thereby being relieved of and from all responsibility for such monies and security, and shall assign to such grantee all right, title and interest of Sublandlord or such grantor thereto, it being intended that the covenants and agreements contained in this Sublease on the part of Sublandlord to be performed shall, subject as aforesaid, be binding on Sublandlord, its successors and assigns.

           21.03 NO REPRESENTATIONS BY SUBLANDLORD. Sublandlord and Sublandlord's agents have made no representations or promises with respect to the Building, the land upon which the Building is erected or the Premises except as herein expressly set forth, and no rights, easements, or licenses are acquired by Subtenant by implication or otherwise except as expressly set forth in the provisions of this Sublease.

           21.04 SUBLEASE BINDING. All covenants in this Sublease which are binding upon Subtenant shall be construed to be equally applicable to and binding upon Subtenant's agents, employees and others claiming the right to be in the Premises or in the Building through or under Subtenant. If more than one individual, firm or corporation shall join as Subtenant, the singular context shall be construed to be plural wherever necessary, and the covenants of Subtenant shall be the joint and several obligations of each party signing as Subtenant; and, when the parties signing as Subtenant are partners, it shall be the joint and several obligations of the firm and of the individual members thereof.

           21.05 FORCE MAJEURE. The period of time during which either party is prevented or delayed in the performance or the making of any improvements or repairs or fulfilling any obligation other than the payment of Fixed Rent or additional rent required under this Sublease due to unavoidable delays caused by fire, catastrophe, strikes or labor trouble, civil commotion, Acts of God or the public enemy, governmental prohibitions or regulations or inability to obtain materials or labor by reason thereof, or other causes beyond such party's reasonable control, shall be added to such party's time for performance thereof, and such party shall have no liability by reason thereof.

           21.06 ATTORNMENT BY SUBTENANT. If at any time during the term of this Sublease, the Building is sold through a mortgage foreclosure proceeding, or if Sublandlord hereunder shall be the holder of a leasehold estate covering premises which include the Premises and if such leasehold estate shall be cancelled or otherwise terminated prior to the expiration date thereof and prior to the expiration of the term of this Sublease, or in the event of the surrender thereof whether voluntary, involuntary or by operation of law, Subtenant shall make full and complete attornment to the purchaser at the foreclosure sale or to the lessor of such leasehold estate for the balance of the term of this Sublease upon the same covenants and conditions as are contained herein so as to establish direct privity between such purchaser or lessor and Subtenant and with the same force and effect as though this Sublease was made directly from such purchaser or lessor to Subtenant. Subtenant shall make all rent payments thereafter directly to such purchaser or lessor.

           21.07 EFFECT OF CAPTIONS. The captions or legends on this Sublease are inserted only for convenient reference or identification of the particular paragraphs. They are in no way intended to describe, interpret, define or limit the scope, or extent or intent of this Sublease, or any paragraph or provision thereof.

           22.08 EXECUTION IN COUNTERPARTS. This Sublease may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.

           22.09 LAW GOVERNING, EFFECT AND GENDER. This Sublease shall be construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns except as expressly provided otherwise. Should any provisions of this Sublease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provisions shall be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Sublease. Use of the neutral gender shall be deemed to include the masculine or feminine, as the sense requires.

           22.10 BROKERAGE. Subtenant warrants that it has had no dealings with any broker or agent in connection with this Sublease and covenants and agrees to pay any commission, compensation or charge claimed by any real estate broker, salesman or agent with respect to this Sublease or the negotiation thereof, and Subtenant further covenants to hold harmless and indemnify Sublandlord from and against any and all costs, expense or liability in connection therewith.

           22.11 COMPLETE AGREEMENT. This Sublease contains and embraces the entire Agreement between the parties hereto and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement be expressed in writing, signed and acknowledged by the parties hereto, their legal representatives, successors or assigns, except as may be expressly otherwise provided herein.

           22.12 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Sublease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Sublease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

           22.13 EXECUTION OF SUBLEASE BY SUBLANDLORD. The submission of this document for examination and negotiation does not constitute an offer to sublease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by Sublandlord and by Subtenant.

           IN WITNESS WHEREOF, the parties hereto have executed this Sublease on the date first above written.

      SUBLANDLORD                                       SUBTENANT
      -----------                                       ---------

S.B. ASHLEY MANAGEMENT                  GENESEE CORPORATION
CORPORATION

By:   /s/ Raymond H. Drake              By:       /s/ Mark W. Leunig
      ------------------- ----                   -------------------------

Its:    Executive Vice President        Its:      Senior Vice President
        ------------------------                  ------------------------

                                   EXHIBIT "A"
                                   -----------

                                       TO

                              AGREEMENT OF SUBLEASE

                                     BETWEEN

                S.B. ASHLEY MANAGEMENT CORPORATION (SUBLANDLORD)

                                       AND

                         GENESEE CORPORATION (SUBTENANT)




                              FLOOR PLAN (Premises)

                                   EXHIBIT "B"

                                       TO

                              AGREEMENT OF SUBLEASE

                                     BETWEEN

                S.B. ASHLEY MANAGEMENT CORPORATION (SUBLANDLORD)

                                       AND

                         GENESEE CORPORATION (SUBTENANT)




                              RULES AND REGULATIONS